EX.99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Corgi ETF Trust I, does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of the Corgi ETF Trust I for the period ended June 30, 2026 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Corgi ETF Trust I for the stated period.

/s/ Emily Z. Yuan	/s/ Carl Clements
Emily Z. Yuan	Carl Clements
Principal Executive Officer, Corgi ETF Trust I	Principal Financial Officer, Corgi ETF Trust I

Dated:	September 4, 2026	Dated:	September 4, 2026

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Corgi ETF Trust I for purposes of Section 18 of the Securities Exchange Act of 1934.